MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF

Ticker: GEX
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS
MAY 1, 2012

GEXSUM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http:/  /www.vaneck.com/ library/etfs/. You can also get this information at no cost by calling 888.MKT.VCTR, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2012, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Market Vectors Global Alternative Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Ardour Global IndexSM (Extra Liquid) (the “Ardour Global Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.18%

Total Annual Fund Operating Expenses(a)	0.68%
Fee Waivers and Expense Reimbursement(a)	0.06%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.62%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$63
3	$212
5	$373
10	$841

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund

vaneck.com	1

Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in stocks of companies primarily engaged in the business of alternative energy. Alternative energy refers to the generation of power through environmentally friendly, non traditional sources. It includes power derived principally from bio-fuels (such as ethanol), bio mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. Under normal market conditions, the Fund intends to invest at least 30% of its assets in the securities of non-U.S. companies located in at least three different countries.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Ardour Global Index by investing in a portfolio of securities that generally replicates the Ardour Global Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Ardour Global Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation. The Fund normally invests at least 80% of its total assets in securities that comprise the Ardour Global Index.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the Ardour Global Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Ardour Global Index is so concentrates in an industry or group of industries.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in the Alternative Energy Industry. Alternative energy refers to the generation of power through environmentally friendly sources that can replace or supplement traditional fossil-fuel sources. It includes power derived principally from bio fuels (such as ethanol), bio mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources.

The alternative energy industry may be significantly affected by the competition from new and existing market entrants, obsolescence of technology, short product cycles, varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, technological developments and general economic conditions, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Shares of companies involved in the alternative energy industry have been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the alternative energy industries have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain alternative and transitional energy company share prices. In addition, changes in U.S., European and other governments’ policies towards alternative energy technology also may have an adverse effect on the Fund’s performance. Furthermore, the Fund may invest in the shares of companies with a limited operating history, some of which may never have operated profitably. Investment in young companies with a short operating history is generally riskier than investing in companies with a longer operating history. The Fund will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different industries.

Risk of Investing in the Energy Sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility and the cost of providing the specific utility services. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in Foreign Issuers. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will generally be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. In

2	vaneck.com

addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Ardour Global Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Ardour Global Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Ardour Global Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored in to the return of the Ardour Global Index, the Fund’s return may deviate significantly from the return of the Ardour Global Index. In addition, the Fund may not be able to invest in certain securities included in the Ardour Global Index, or invest in them in the exact proportions they represent of the Ardour Global Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Ardour Global Index is based on securities’ closing price on local foreign markets (i.e., the value of the Ardour Global Index is not based on fair value prices), the Fund’s ability to track the Ardour Global Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Ardour Global Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Ardour Global Index concentrates in a particular sector or sectors or industry or group of industries. Based on the current composition of the Ardour Global Index, it is expected that the Fund’s assets will be concentrated in the energy sector and that the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year compared with a the Fund’s benchmark index and broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at vaneck.com/etf.

vaneck.com	3

Annual Total Returns—Calendar Years

Best Quarter:	33.37%	2Q ’09
Worst Quarter:	-39.42%	4Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2011

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (5/3/2007)

Market Vectors Global Alternative Energy ETF (return before taxes)	-43.69%	-23.34%
Market Vectors Global Alternative Energy ETF (return after taxes on distributions)	-44.29%	-23.61%
Market Vectors Global Alternative Energy ETF (return after taxes on distributions and sale of Fund Shares)	-28.40%	-18.11%
Ardour Global IndexSM (Extra Liquid) (reflects no deduction for fees, expenses or taxes)	-44.03%	-23.53%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-1.62%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	May 2007
George Cao	Portfolio Manager	December 2007

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

888.MKT.VCTR
vaneck.com

(05/12)